NOTE PURCHASE AGREEMENT

          THIS AGREEMENT is made this 31st day of July, 1996, between CYPROS PHARMACEUTICAL CORPORATION, NASDAQ Symbol ("CYPR") (the "Company"), a California corporation, with its principal office at 2714 Loker Avenue West, Carlsbad, CA 92008, and CAMERON CAPITAL LTD. (the "Purchaser") , with its principal office at 10 Cavendish Road, Hamilton HM 19, Bermuda.
          IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:
          Section 1. Certain Definitions.  For purposes of this
Agreement:

          "Closing Date" means the date agreed to by the parties for the execution and delivery of this Agreement and the Convertible Note against a wire transfer of the funds to the Company.

          "Closing" means the completion of the execution and delivery of the Agreement and the Convertible Note and the receipt of the wire transfer on the Closing Date.

          "Common Stock" means the Common Stock of the Company, no par value.

          "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to the Company.

          "Convertible Note" or "Note" means the promissory note of the Company, in the form attached hereto as Exhibit A, which is mandatorily convertible into Common Stock as provided therein.

          "Market Price" means the average of the closing bid price per share of the Common Stock for the ten (10) NASDAQ
Trading Days immediately preceding the applicable Conversion
Date.

          "NASDAQ Trading Days" means a day on which the NASDAQ
National Market System is executing securities trades.

          "Notice of Conversion" means the notice of conversion, substantially in the form of the one attached to Exhibit A hereto, that is to be completed and executed by Purchaser each time it wishes to convert some of the principal amount of the Convertible Note into Common Stock.

          Section 2. Authorization and Execution of Agreement.

         2.1 Authorization. Subject to the terms and conditions of this Agreement, the Company has authorized the execution and delivery of one or more Convertible Notes in an aggregate principal amount of $5,000,000 (the "Principal"), with a maturity date of 5:00 p.m. Eastern Standard Time on July 31, 1999 (the "Maturity Date").

          2.2 Agreement to Execute and Deliver Note Agreement and Note. On the Closing Date, subject to the terms and conditions of this Agreement the Company will issue and sell to the Purchaser, and, in reliance upon the representations and warranties of the Company contained in this Agreement, the Purchaser will purchase from the Company a Convertible Note or Notes having an aggregate original principal amount of $5,000,000 for a purchase price equal to such original principal amount.

          2.3 Time of Closing. The Closing shall be held on July 31, 1996, or such other date as may be agreed to by the parties to this Agreement.

        2.4 Payment and Delivery. At the Closing, the following shall occur:

               (a) Purchaser shall remit by wire transfer
$5,000,000 to the Company pursuant to wire transfer instructions to be delivered by the Company to the Purchaser at least one day prior to the Closing.
               (b)  Company shall deliver or cause to be
delivered to the Purchaser's counsel, Freeborn & Peters, 950 17th Street, Denver, Colorado, this Note Agreement, a Convertible Note or Notes, in the form set forth in Exhibit A hereto, bearing the original signatures of an authorized officer of the Company, and the opinion of Cooley Godward, counsel to the Company, in the form attached hereto as Exhibit B.

          Section 3. General Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

          3.1 Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of California and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

          3.2 Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, no par value, of which 11,613,748 shares are issued and outstanding, and 1,000,000 shares of Convertible Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has reserved sufficient shares of Common Stock for issuance upon conversion of the Note.

          3.3 Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Convertible
Note by the Company, the authorization, sale, issuance and delivery of the Common Stock upon conversion of the Note and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in
Section 7.4 of this Agreement. Upon issuance and delivery upon conversion of the Convertible Note in accordance with its terms, the Common Stock so issued will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances. The execution and delivery of this Agreement, and the Convertible Note will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

          3.4 No Conflict. The execution and delivery of this Agreement, and the Convertible Note do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a lose of a material benefit, under, any provision of the Restated Articles of Incorporation, as amended, or Bylaws of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets.

          3.5 Accuracy of Reports and Information. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All reports required to be filed by the Company with the Securities and Exchange Commission ("SEC") during the period from August 1, 1995 to the date of this Agreement pursuant to Section 13 (a) or 15 (d) of the Exchange Act, including the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1995 (the "Form 10-K"), have been duly and timely filed, were in compliance with the requirements of their respective forms, were complete and correct in all material respects as of the dates at which the information was furnished and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Copies of the Form 10-K and the Form 10-Qs required to be filed by the Company with the SEC during the period from August 1, 1995 to the date of this Agreement pursuant to Section 13(a) or 15(d) of the Exchange Act (the "SEC Reports") have been furnished to the Purchaser. The Company is an issuer eligible to use Form S-3 under the Securities Act of 1933 (the "Securities Act") for the registration of the resale of the Registrable Shares (as that term is defined below in Section 7.1 (c)).

          3.6 Financial Statements and Changes. The audited financial statements of the Company contained in the Form 10-K, and the unaudited financial statements contained in the Company's Form 10-Q for the period ended April 30, 1996, including the notes relating thereto (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements (except for normal year end audit adjustments in the case of the unaudited financials) and present fairly the Company's financial condition and results of operations and cash flows as of the respective dates and for the periods indicated. Since April 30, 1996, there has not been any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse.

          3.7 Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the Financial Statements or as incurred in the ordinary course of business after the date of the Financial
Statements.

          3.8 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 for the purpose of registering the Common Stock underlying the Shares and the filing of a Form D with the SEC.

          3.9 Intellectual Property Rights. Except as disclosed in the Form 10-K, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated in the Form 10-K. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

          3.10 Material Contracts. Except as set forth in the Form 10-K, the agreements to which the Company is a party described in the Form 10-K are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

          3.11 Litigation. There is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.12 Title to Assets. Except as set forth in Form 10-K, the Company has good and marketable title to all properties and material assets described in the Form 10-K as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

          3.13 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

          3.14 Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

          3.15 Securities Act Exemption. Assuming and relying in part on the truth and accuracy of Purchaser's representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Convertible Note is exempt from registration under the Securities Act of 1933, as amended.

          Section 4. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that the following are true and correct as of the date hereof and as of the Closing Date.

          4.1 Authority. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.4 of this Agreement.

         4.2  Investment Experience.  Purchaser is an
"accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company, including the SEC Reports, to reach an informed and knowledgeable decision to purchase the Note. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Convertible Note.

          4.3 Investment Intent. Without limiting its ability to resell the Common Stock issuable upon conversion of the Convertible Note pursuant to an effective registration statement, Purchaser represents that it is purchasing the Note for its own account as principal for investment purposes. Purchaser understands that its acquisition of the Note has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) the Note or any part thereof of except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

          4.4  Registration or Exemption Requirements.
Purchaser further acknowledges and understands that neither the Note may be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the Note will be imprinted with a legend that prohibits the assignment of the Note unless (i) it is registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

          4.5  No Legal, Tax or Investment Advice.
Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase of the Note constitutes legal, tax or investment advice.
Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Note.

          4.6 Purchaser Review. Purchaser hereby represents and warrants that it has carefully examined the SEC Reports, including the Form 10-K and the financial statements contained therein and acknowledges that the Company has made available to it all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company and the Note. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Company contained in this Agreement.

          4.7 Legend. The Note shall bear the following legend:

     "THE NOTE REPRESENTED HEREBY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

          This legend shall be removed and the Company shall issue a replacement Note without such legend to the Purchaser if the Purchaser provides to the Company an opinion of counsel to the effect that a public sale, transfer or assignment of such Note may be made without registration.

          Section 4.8 Limitation on Short Sales. The Purchaser agrees that neither the Purchaser nor any of its affiliates will sell short the Common Stock of the Company during the period beginning fifteen business days prior to a Conversion Date and ending on the Conversion Date.

          Section 5. Conditions to Obligations of Purchaser at Closing Date. The obligation of the Purchaser to purchase the Convertible Note is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived in writing at the option of the Purchaser:

          5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

          5.2 Compliance Certificate. The Company shall have delivered to the Purchaser a certificate executed on behalf of the Company by its Chief Executive Officer or Chief Financial officer and dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1.

         5.3 Legal Opinion. A legal opinion shall be delivered by counsel to the Company substantially in the form of Exhibit B hereto.

        5.4 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to such Closing Date shall have been performed or complied with in all material respects.

          5.5 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

          5.6  No Law Prohibiting or Restricting Such Sale.
There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Note (except as otherwise provided in this Agreement).

          5.7 Consents. The Company shall have obtained all consents, permits, waivers and other authorizations necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

          Section 6. Conditions to Obligations of Company. The Company's obligation to execute and deliver the Convertible Note at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived in writing at the option of the Company:

          6.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

          Section 7.  Registration of the Shares; Compliance
with the Securities Act.

          7.1   Definitions.  For the purpose of this Section
7:
               (a)  the term "Registration Statement" shall
mean any registration statement required to be filed by Section
7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement; and
               (b) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
               (c) the term "Registrable Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Convertible Note.

          7.2   Registration Procedures and Expenses.  The
Company shall:
               (a) prior to 180 days after the Closing Date and in sufficient time to have such registration effective no later than 140 days after the Closing Date, file with the SEC a registration statement under the Securities Act on a form which is appropriate to register all of the Registrable Shares;
               (b) use its best efforts, subject to receipt of necessary information from the Purchaser, to cause such Registration Statement to become effective as promptly after filing as practicable;
               (c)  prepare and file with the SEC such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until termination of such obligation as provided in Section 7.9 below;
               (d)   furnish to the Purchaser (and to each
underwriter, if any, of such Common Stock) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchaser;
               (e) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in which states of the United States as may be reasonably requested by the Purchaser provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;
               (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states, including the reasonable fees and expenses of legal counsel to the Purchaser in connection with the procedures in paragraph (a) through (e) of this Section 7.2 and other than underwriting discounts and selling commissions; and
               (g) in the event of the failure of Company to procure registration of the Registrable Shares underlying the Note within 140 days of the Closing Date, Company will use its best efforts to assist the Purchaser in obtaining an exemption from registration under the Securities Act (such that a purchaser of such shares would not receive a restricted security within the meaning of Rule 144 under the Securities
Act) in order to give the Purchaser the right to sell the Common Stock underlying the Note. If an exemption is not available within 181 days of the Closing Date, Company will pay Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, $100,000 for each month thereafter that either an exemption from registration is not available (such that a purchaser of such shares would not receive a restricted security with the meaning of Rule 144 under the Securities Act) or a registration statement has not become effective. If the Company does not remit the damages to the Purchaser as set forth above, the Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages.

          7.3  Indemnification.
               (a) The Company agrees to indemnify and hold harmless Purchaser (and each of its officers, directors, partners or persons, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which such Purchaser (and each of officers, directors, partners or persons, if any, who controls such Purchaser with in the meaning of Section 15 of the Securities Act) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Purchaser (and each of its officers, directors, partners or persons, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement.
     (b) The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will, as incurred, reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.
               (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to thin Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not he liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall he entitled to retain its own counsel at the expense of such indemnifying person.
               (d)  If the indemnification provided for in this
Section 7.4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to above, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party an a result of such losses, claims, damages or liabilities.

          7.5  Information Available.  So long as any
registration statement is effective covering the resale of the Registrable Shares, the Company will furnish to Purchaser:
               (a) as soon as possible after available (but in the case of the Company's Annual Report to Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a national firm of certified public accountants);
(ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K within 100 days after the end of each fiscal year of the Company, (iii) its quarterly report on Form 10-Q, and (iv) a full copy of the registration statement covering the Common Stock underlying the Convertible Note (the foregoing, in each case, excluding exhibits); and
               (b) upon the reasonable request of Purchaser, such other information that is generally available to the public.

        7.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Common Stock to the public without registration, the Company agrees to use its best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

               (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

               (c)  to furnish to Purchaser forthwith upon
request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any such Common Stock without registration.

        7.7 Temporary Cessation of Offers and Sales by Purchaser. The Purchaser acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. Purchaser hereby covenants that it will not sell any Common Stock pursuant to said prospectus during a period of not more than 30 days commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended.

          7.8 Prospectus Delivery. Purchaser hereby covenants with the Company to comply with the prospectus delivery requirements in connection with the resale of the Registrable
Shares.

          7.9 Termination of Obligations. The obligations of the Company pursuant to Sections 7.2, 7.3 and 7.6 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Registrable Shares have been re-sold, or (ii) such time as all of the Registrable Shares may be re-sold pursuant to Rule 144(k).

          Section 8.     Legal Fees and Expenses.  Each of the
parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

          Section 9.   Notices.   All notices, requests,
consents and other communications hereunder shall be in writing, shall be telecopied or mailed by first class registered or certified airmail, postage prepaid, and shall be deemed given when so telecopied or mailed:

(a)  if to the Company, to

Cypros Pharmaceutical Corporation
2714 Loker Avenue West
Carlsbad, CA 92008
Attn:  Chief Financial Officer
Telecopier No.: 619/929-8038

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

(b) if to the Purchaser, to

CAMERON CAPITAL LTD.
10 Cavendish Road
Hamilton HM 19, Bermuda
Attn:  Mr. Nic Snelling
Telecopier No.: 441/295-9022

or at such other address or addresses as may have been furnished to the Company in writing; or

     (c) if to any transferee or transferees of the Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

          Section 10.  Miscellaneous.

          10.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

          10.2 Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by Purchaser.

          10.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          10.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          10.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts entered into solely between residents of such state and to be performed wholly within such state.

          10.6 Recovery of Attorney's Fees. Should any party bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Company, and if the Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchasers.

          10.7 Fees. Notwithstanding Section 10.7, the Company acknowledges that Purchaser shall have no responsibility for the payment of any of the Company's fees in connection with this offering.

          10.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

          10.9 Publicity. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

          10.10 Survival. The representations and warranties in this Agreement shall survive Closing. All statements as to factual matters contained in this Agreement or any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such Agreement, certificate or instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.

CYPROS PHARMACEUTICAL CORPORATION
(Signature)
Its Chief Financial Officer1


CAMERON CAPITAL LTD.
(Signature)
Its Chief Financial Officer










NOTE NO. 1

     THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY.

CONVERTIBLE NOTE DUE JULY 31, 1999
This Note is one of a duly authorized issue of Convertible
Notes of Cypros Pharmaceutical Corporation, a corporation duly organized and existing under the laws of the State of California (the "Company"), designated as its Convertible Notes
Due July 31, 1999 in an aggregate principal amount of up to $5,000,000. For value received, the Company promises to pay to the order of Purchaser (as that term is defined in the Note Purchase Agreement dated July 31, 1996 (the "Agreement")) hereof the principal sum of $5,000,000 no later than July 31, 1999 (or such lesser amount as reduced by partial conversions of this Note prior to such date), without interest, only in Common
Stock of the Company pursuant to the terms set forth herein.
This Note is convertible at any time in minimum principal amounts of $100,000 beginning 180 days after the date hereof, at Purchaser's option, into the number of shares of Company's
Common Stock arrived at by dividing the principal amount which is the subject of the conversion request by the lesser of (i) the product of the Market Price (as defined below) as determined on the Conversion Date (as defined below) multiplied by the applicable Discounted Market Price pursuant to the following schedule or (ii) $8.00 (as adjusted for any stock dividends, stock splits, combinations or similar recapitalizations affecting the Common Stock):

Number of Days Elapsed Until Conversion Date
Discounted MarketPrice
180-209             85%
210-239             83.5%
240-269             82%
270-299             80.5%
300-329             79%
330-364             77.5%
365 and thereafter  75%

For these purposes, "Market Price" shall mean the average of the closing bid prices of the Common Stock (as reported by the NASDAQ Stock Market) for the ten (10) consecutive trading days ending on the trading day immediately preceding the day on which the Company receives the Notice of Conversion (the "Conversion Date").

This Note will be automatically converted on the third anniversary of closing at such discount, if not previously converted. Each such conversion shall reduce the principal amount owing on the Note by the amount stated in the Notice of Conversion and be reflected in a Convertible Note Principal Reduction Schedule signed by an authorized officer of the Company.

This Note is subject to the following additional provisions:

1. Conversion of the Note to Common Stock may be exercised in whole or in part by Purchaser telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit 1) to the Company and delivering the original Notice of Conversion to the Company by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Common Stock issuable upon conversion of all or any part of the Note (together with a Convertible Note Principal Reduction Schedule signed by an officer of the Company reflecting the remaining Principal owing on the Note, which shall be deemed to be an amendment to the Agreement) to the Purchaser via express courier within three (3) business days after the Company has received the original Notice of Conversion. In lieu of physical delivery of the certificates representing the shares of Common Stock issuable upon conversion hereof, the Company shall, if so requested by the Purchaser in the Notice of Conversion, issue and register, within three business days as aforesaid, such shares in such street or nominee name as may be directed by the Purchaser. The
Company shall ensure that its Common Stock is Depository Trust
Corporation eligible. The Notice of Conversion shall be delivered as follows:

To the Company:

Cypros Pharmaceutical Corporation
2714 Loker Avenue West
Carlsbad, CA 92008
Attn:  Chief Financial Officer
Telecopier No.: 619/929-8038

or to such other person at such other place as the Company shall designate to the Purchaser in writing. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

2. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount thereon; and if at any time the number of authorized shares of Common Stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to the Purchaser, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite shareholder approval necessary to increase the Company's authorized Common Stock.

3. In no event shall the Purchaser be entitled to convert the outstanding principal of this Note to the extent that such conversion would result in it beneficially owning more than five percent (5%) of the outstanding shares of the Company's Common Stock. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934 as amended.

4. The Company expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or ornission as or with respect to the collection of any amount called for hereunder.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note at the time and place, and in Common Stock, as herein prescribed.

6. Notices hereunder shall be given in the manner specified in the Note Purchase Agreement of even date between the Purchaser and the Company.

7. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, or assets, then, in each such case, the Purchaser shall be entitled to a proportionate share of any such distribution as though the Purchaser was the holder of the number of shares of Common Stock of the Company into which this Note is convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

8. If at any time or from time to time there shall be a recapitalization of the Common Stock, provision shall be made so that the Purchaser shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the Purchaser after the recapitalization to the end that the provisions of this Note (including adjustment of the conversion price then in effect and the number of shares issuable upon conversion of the Note) shall be applicable after that event as nearly equivalently as may be practicable.

9. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary transaction, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Purchaser against impairment.

10. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Purchaser at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend distribution or right.

11. This Note may not be resold or otherwise transferred except in a transaction registered under the Securities Act of 1933 ("Securities Act") and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the Note may not be assigned unless (i) it is registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

12. The Company will use its best efforts to maintain the listing of its Common Stock on the NASDAQ National Market System. If the Common Stock is delisted from the NASDAQ National Market System at any time prior to the Note being completely converted, then the remaining principal amount of the Note shall bear interest at 8% per annum, payable semi-annually, until the Common Stock is listed again on an exchange. In such case, the interest shall accrue retroactively from the date of Closing on such remaining principal amount.

13.       The Company covenants and agrees that it will make
Purchaser whole for any withholding taxes with respect to this Note.

14. This Note and the Agreement constitute the full and entire understanding and agreement between the Company and the Purchaser with respect to the subject hereof and thereof. Neither this Note nor any term hereof may be amended, waived discharged or terminated other than by a written instrument signed by the Company and the Purchaser.

15. This Note shall be governed by and construed in accordance with the laws of the state of New York.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


CYPROS PHARMACEUTICAL CORPORATION
(Signature)
Its Chief Financial Officer


_______________________________



EXHIBIT 1


NOTICE OF CONVERSION

     The undersigned hereby irrevocable elects to convert $___________ in principal amount of the Convertible Note into Shares of Common Stock of CYPROS PHARMACEUTICAL CORPORATION (the "Company") according to the conditions of the Convertible Note, as of the date written below.

Date of Conversion:
(This Notice of Conversion must be delivered by overnight courier within three (3) business days following the Date of Conversion.)

$ Value of Principal Amount Converted:                 $

Applicable (10 Day) Average Closing Bid Price:         $

Applicable Conversion Price:                           $

Lesser of Applicable Conversion Price or $8.00:        $

Number of Common Shares Issued by this Conversion:

Instructions as to Registration of Shares in Nominee Name:

CAMERON CAPITAL LTD.
(Signature)
Officer